                                                                      Exhibit 16


SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the Kentucky Tax Free Income Series was 4.03% and was calculated as follows:

                  YIELD=

                         2[ ((a-b / cd) +1)to the sixth power - 1 ]


                  Where:   a =    Interest earned during the period. Interest
                                  earned during the 30-day period ended was
                                  $1,253,683.52

                           b =    Expenses accrued for the period:  $169,704.91

                           c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 43,584,143.772

                           d = The maximum offering price per share on the last day of the period, June 30, 1997: $7.47.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the Kentucky Tax Free Income Series was 5.28% and was calculated as follows:

                  YIELD=

                         2[ ((a-b / cd) +1)to the sixth power - 1 ]


                  Where:   a =   Interest earned during the period. Interest
                                 earned during the 30-day period ended was
                                 $1,593,397.91

                           b =   Expenses accrued for the period:  $175,396.76

                           c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 43,584,143.772

                           d = The maximum offering price per share on the last day of the period, June 30, 1997: $7.47.

                                   EXHIBIT 16

The average annual total return for the Kentucky Tax Free Income Series for the one-year period ended June 30, 1997, was 5.31% and was calculated as follows:


                                 P(1 + T)to the nth power = ERV



                  Where:       P =     a hypothetical initial payment of $1,000

                               T =     average annual total return

                               n =     number of years - 1

                               ERV =   The redeemable value of the initial
                                       hypothetical $1,000 payment made at the
                                       beginning of the one-year period:
                                       $1,071.43

The average annual total return for the Kentucky Tax Free Income Series for the period July 1, 1992 to June 30, 1997, was 6.78% and for the period July 1, 1987 to June 30, 1997, was 7.80%. The average annual total return for each of these periods was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($7.35) equals initial number of shares (136.054 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 136.054 plus incremental number of shares of 7.377 equals 143.431 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (143.431 shares x $7.47 = $1,071.43)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 1997 was as follows:

Payable             Total                                           Cumulative
Reinvestment        Quarterly              Reinvestment             Incremental
Date                Dividend               Price                    Shares
----                --------               -----                    ------

 6/30/96                                   7.35
 9/30/96           .1004318                7.47                     1.829
12/31/96           .099626                 7.49                     3.663
 3/31/97           .0978445                7.42                     5.506
 6/30/97           .0987295                7.47                     7.377

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 1997, the tax equivalent yield for the Kentucky Tax Free Income Series was 5.60% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A  /  (1 - B)  ] + C


                  Where:       A =   The part of the series yield that is
                                     tax-exempt: 4.03%

                               B =   Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

June 30, 1997, the tax equivalent yield for the Kentucky Tax Free Income Series was 7.33% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                [A / (1 - B)  ] + C


                  Where:        A =     The part of the series yield that is
                                        tax-exempt: 5.28%

                                B =     Stated tax rate:  28%

                                C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the Kentucky Tax Free Short-to-Medium Series was 2.59% and was calculated as follows:

                  YIELD =

                         2[ ((a-b / cd) +1)to the sixth power - 1 ]



                  Where:   a =   Interest earned during the period. Interest
                                 earned during the 30-day period ended was
                                 $148,381.47

                           b =   Expenses accrued for the period: $32,061.27

                           c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 10,379,290.895

                           d = The maximum offering price per share on the last day of the period, June 30, 1997: $5.22

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the Kentucky Tax Free Short-to-Medium Series was 4.14% and was calculated as follows:

                  YIELD =

                         2[ ((a-b / cd) +1)to the sixth power - 1 ]



                  Where:   a =     Interest earned during the period. Interest
                                   earned during the 30-day period ended was
                                   $256,870.53

                           b =     Expenses accrued for the period: $71,674.99

                           c =     The average daily number of shares
                                   outstanding during the period that were entitled to receive dividends: 10,379,290.895

                           d = The maximum offering price per share on the last day of the period, June 30, 1997: $5.22

                                   EXHIBIT 16

The average annual total return for the Kentucky Tax Free Short-to-Medium Series for the one-year period ended June 30, 1997, was 4.59% and was calculated as follows:


                                 P(1 + T)to the nth power = ERV


                  Where:    P =     a hypothetical initial payment of $1,000

                            T =     average annual total return

                            n =     number of years - 1

                            ERV =   The redeemable value of the initial
                                    hypothetical $1,000 payment made at the
                                    beginning of the one-year period:  $1045.85

The average annual total return for the Kentucky Tax Free Short-to-Medium Series for the period July 1, 1992 to June 30, 1997, was 4.41% and was calculated in a similar manner.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($5.20) equals initial number of shares (192.308 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 192.308 plus incremental number of shares of 8.047 equals 200.355 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (200.355 shares x $5.22 = $1,045.85)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1997 was as follows:


Payable            Total                                          Cumulative
Reinvestment       Quarterly           Reinvestment               Incremental
Date               Dividend            Price                      Shares
----               --------            -----                      ------

 6/30/96                               5.20
 9/30/96           .0536142            5.23                       1.971
12/31/96           .0537261            5.24                       3.963
 3/31/97           .0533404            5.20                       5.977
 6/30/97           .0545066            5.22                       8.047

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Kentucky Tax Free Short-to-Medium Series was 5.75% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                              [A  /  (1 - B)  ] + C


                  Where:      A =     The part of the series yield that is
                                      tax-exempt:  4.14%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD


The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Kentucky Tax Free Short-to-Medium Series was 3.59% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                    [A  /  (1 - B)  ] + C


                  Where:      A =     The part of the series yield that is
                                      tax-exempt:  2.59%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the Tennessee Tax Free Income Series was 4.60% and was calculated as follows:

                  YIELD =

                         2[ ((a-b / cd) +1)to the sixth power - 1 ]



                  Where:   a =   Interest earned during the period. Interest
                                 earned during the 30-day period ended was
                                 $54,935.62

                           b =   Expenses accrued for the period:  $4,896.85

                           c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 1,252,069.827

                           d = The maximum offering price per share on the last day of the period, June 30, 1997: $10.53.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the Tennessee Tax Free Income Series was 5.17% and was calculated as follows:

                  YIELD =

                         2[ ((a-b / cd) +1)to the sixth power - 1 ]



                  Where:    a =   Interest earned during the period. Interest
                                  earned during the 30-day period ended was
                                  $61,798.34

                            b =   Expenses accrued for the period:  $5,577.16

                            c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 1,252,069.827

                            d = The maximum offering price per share on the last day of the period, June 30, 1997: $10.53.

                                   EXHIBIT 16

The average annual total return for the Tennessee Tax Free Income Series for the one year period ended June 30, 1997, was 8.96% and was calculated as follows:


                                            P(1 + T)to the nth power = ERV



                  Where:   P =      a hypothetical initial payment of $1,000

                                    T =     average annual total return

                                    n =     number of years - 1

                                    ERV =   The redeemable value of the initial
                                            hypothetical  $1,000 payment made
                                            at the beginning of the one-year
                                            period:  $1,089.63

The average annualized total return for the Tennessee Tax Free Income Series for the period July 1, 1996 to June 30, 1997, was 8.96% and was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.17) equals initial number of shares (98.328 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 98.328 plus incremental number of shares of 5.151 equals 103.479 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (103.479 shares x $10.53 = $1,089.63)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 1997 was as follows:

Payable            Total                                            Cumulative
Reinvestment       Quarterly               Reinvestment             Incremental
Date               Dividend                Price                    Shares
----               --------                -----                    ------


06/30/96                                   10.17
09/30/96           .1353828                10.45                    1.274
12/31/96           .1365697                10.50                    2.569
03/31/97           .1319203                10.40                    3.849
06/30/97           .1340816                10.53                    5.150

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Tennessee Tax Free Income Series was 7.18% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C


                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 5.17%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD


The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Tennessee Tax Free Income Series was 6.39% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                              [A  /  (1 - B)  ] + C


                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 4.60%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the Tennessee Tax Free Short-to-Medium Series was 2.71% and was calculated as follows:

                  YIELD:

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:     a =   Interest earned during the period. Interest
                                   earned during the 30-day period ended was
                                   $7,948.93

                             b =   Expenses accrued for the period:  $1,273.59

                             c =   The average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends: 288,325.275

                             d = The maximum offering price per share on the last day of the period, June 30, 1997:
                                   $10.32.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the Tennessee Tax Free Short-to-Medium Series was 4.01% and was calculated as follows:

                  YIELD:

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =   Interest earned during the period. Interest
                                  earned during the 30-day period ended was
                                  $13,369.37

                            b =   Expenses accrued for the period:  $3,505.49

                            c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 288,325.275

                            d = The maximum offering price per share on the last day of the period, June 30, 1997: $10.32.

                                   EXHIBIT 16


The average annual total return for the Tennessee Tax Free Short-to-Medium Series for the one year period ended June 30, 1997, was 4.81% and was calculated as follows:


                                 P(1 + T)to the nth power = ERV



                  Where:     P =     a hypothetical initial payment of $1,000

                             T =     average annual total return

                             n =     number of years - 1

                             ERV =   The redeemable value of the initial
                                     hypothetical $1,000 payment made at the
                                     beginning of the one-year period: $1048.14


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.25) equals initial number of shares (97.561 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 97.561 plus incremental number of shares of 4.003 equals 101.564 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (101.564 shares x $10.32 = $1,048.14)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one year period ending June 30, 1997 was as follows:

Payable            Total                                                        Cumulative
Reinvestment       Quarterly                 Reinvestment                       Incremental
Date               Dividend                  Price                              Shares
----               --------                  -----                              ------

06/30/96                                     10.25
09/30/96           .1027814                  10.30                               .974
12/31/96           .1080027                  10.33                              2.004
03/31/97           .1019701                  10.28                              2.991
06/30/97           .1038661                  10.32                              4.003

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 3.76% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:       A =     The part of the series yield that is
                                       tax-exempt: 2.71%

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD


The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 5.57% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:       A =     The part of the series yield that is
                                       tax-exempt: 4.01%

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the Intermediate Government Bond Series was 5.38% and was calculated as follows:

                  YIELD =

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =     Interest earned during the period. Interest
                                    earned during the 30-day period ended was
                                    $40,295.61

                            b =     Expenses accrued for the period: $3,572.60

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 837,881.801

                            d = The maximum offering price per share on the last day of the period, June 30, 1997: $9.89

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the Intermediate Government Bond Series was 6.95% and was calculated as follows:

                  YIELD =

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =     Interest earned during the period. Interest
                                    earned during the 30-day period ended was
                                    $51,545.18

                            b =     Expenses accrued for the period: $4,230.11

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 837,881.801

                            d = The maximum offering price per share on the last day of the period, June 30, 1997: $9.89

                                   EXHIBIT 16


The average annual total return for the Intermediate Government Bond Series for the one-year period ended June 30, 1997, was 7.92% and was calculated as follows:


                                 P(1 + T)to the nth power = ERV



                  Where:     P =     a hypothetical initial payment of $1,000

                             T =     average annual total return

                             n =     number of years - 1

                             ERV =   The redeemable value of the initial
                                     hypothetical $1,000 payment made at the
                                     beginning of the one-year period:
                                     $1,079.15.


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($9.85) equals initial number of shares (101.523 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 101.523 plus incremental number of shares of 7.592 equals 109.115 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (109.115 shares x $9.89 = $1,079.15)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1997 was as follows:


Payable            Total                                            Cumulative
Reinvestment       Quarterly                Reinvestment            Incremental
Date               Dividend                 Price                   Shares
----               --------                 -----                   ------

 6/30/96                                    9.85
 9/30/96           .1844213                 9.83                     1.905
12/31/96           .1818714                 9.92                     3.801
 3/31/97           .1765326                 9.80                     5.698
 6/30/97           .174738                  9.89                     7.593

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Intermediate Government Bond Series was 5.38% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:     A =    The part of the series yield that is
                                    tax-exempt:  0%

                             B =    Stated tax rate:  28%

                             C = That part of the series yield that is not tax-exempt: 100%.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the Intermediate Government Bond Series was 6.95% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:     A =     The part of the series yield that is
                                     tax-exempt:  0%

                             B =     Stated tax rate:  28%

                             C = That part of the series yield that is not tax-exempt: 100%.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the North Carolina Tax Free Income Series was 4.86% and was calculated as follows:

                  YIELD:

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =     Interest earned during the period.  Interest
                                    earned during the 30-day period ended was
                                    $14,749.14

                            b =     Expenses accrued for the period:  $909.17

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 333,860.228

                            d = The maximum offering price per share on the last day of the period, June 30, 1997:
                                    $10.33.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the North Carolina Tax Free Income Series was 5.14% and was calculated as follows:

                  YIELD:

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =     Interest earned during the period. Interest
                                    earned during the 30-day period ended was
                                    $15,705.31

                            b =     Expenses accrued for the period:  $1075.70

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 333,860.228

                            d = The maximum offering price per share on the last day of the period, June 30, 1997:
                                    $10.33.

                                   EXHIBIT 16

The average annual total return for the North Carolina Income Series for the one-year period ended June 30, 1997, was 5.14% and was calculated as follows:


                                 P(1 + T)to the nth power = ERV



                  Where:    P =     a hypothetical initial payment of $1,000

                            T =     average annual total return

                            n =     number of years - 1

                            ERV =   The redeemable value of the initial
                                    hypothetical $1,000 payment made at the
                                    beginning of the one-year period: $1,101.76



The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($9.88) equals initial number of shares (101.215 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 101.215 plus incremental number of shares of 5.441 equals 106.656 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (106.656 shares x $10.33 = $1,101.76)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1997 was as follows:


Payable            Total                                            Cumulative
Reinvestment       Quarterly                Reinvestment            Incremental
Date               Dividend                 Price                   Shares
----               --------                 -----                   ------


 6/30/96                                    9.88
 9/30/96           .1336497                 10.15                    1.333
12/31/96           .1391794                 10.28                    2.721
 3/31/97           .1335612                 10.01                    4.096
 6/30/97           .1320199                 10.33                    5.441

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the North Carolina Tax-Free Income Series was 6.75% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 4.60

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD


The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the North Carolina Tax-Free Income Series was 7.14% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:       A =     The part of the series yield that is
                                       tax-exempt: 5.14

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1997, the yield for the North Carolina Tax Free Short-to-Medium Series was 3.03% and was calculated as follows:

                  YIELD:

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =     Interest earned during the period. Interest
                                    earned during the 30-day period ended was
                                    $4,388.18

                            b =     Expenses accrued for the period:  $520.26

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 152,116.927

                            d = The maximum offering price per share on the last day of the period, June 30, 1997:
                                    $10.12.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

At June 30, 1997, the yield for the North Carolina Tax Free Short-to-Medium Series was 3.87% and was calculated as follows:

                  YIELD:

                            2[ ((a-b / cd) +1)to the 6th power - 1 ]


                  Where:    a =     Interest earned during the period. Interest
                                    earned during the 30-day period ended was
                                    $6,884.94

                            b =     Expenses accrued for the period:  $1,956.54

                            c =     The average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends: 152,116.927

                            d = The maximum offering price per share on the last day of the period, June 30, 1997:
                                    $10.12.

                                   EXHIBIT 16

The average annual total return for the North Carolina Short-to-Medium Series for the one-year period ended June 30, 1997, was 5.47% and was calculated as follows:




                                 P(1 + T)to the nth power = ERV



                  Where:      P =     a hypothetical initial payment of $1,000

                              T =     average annual total return

                              n =     number of years - 1

                              ERV =   The redeemable value of the initial
                                      hypothetical $1,000 payment made at the
                                      beginning of the one-year period:
                                      $1,054.74


The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($9.99) equals initial number of shares (100.100 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 100.100 plus incremental number of shares of 4.123 equals 104.223 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value. (104.223 shares x $10.12 = $1,054.74)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1997 was as follows:


Payable            Total                                          Cumulative
Reinvestment       Quarterly                Reinvestment          Incremental
Date               Dividend                 Price                 Shares
----               --------                 -----                 ------


 6/30/96                                    9.99
 9/30/96           .1009001                 10.06                  1.003
12/31/96           .1118792                 10.11                  2.123
 3/31/97           .0973181                 10.06                  3.112
 6/30/97           .0991416                 10.12                  4.123

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 4.21% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A / (1 - B) ] + C



                  Where:       A =     The part of the series yield that is
                                       tax-exempt: 3.03%

                               B =     Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1997, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 5.38% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                              [A / (1 - B) ] + C



                  Where:      A =     The part of the series yield that is
                                      tax-exempt: 3.87%

                              B =     Stated tax rate:  28%

                              C = That part of the series yield that is not tax-exempt: 0.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fayette and State of Kentucky on the _____ day of September, 1997.

                             DUPREE MUTUAL FUNDS


                             By /s/ Thomas P. Dupree, Sr.
                             ---------------------------------
                             Thomas P. Dupree, Sr.
                             President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                     Title                                     Date
         ----------                     -----                                     ----


/s/ Thomas P. Dupree, Sr   President (Principal Executive Officer)              Oct 3, 1997
------------------------   and Trustee                                          ----------
Thomas P. Dupree, Sr


/s/ Fred L. Dupree, Jr.    Vice President, Secretary, and Treasurer             Oct 3, 1997
------------------------   (Principal Financial and Accounting Officer)         -----------
Fred L. Dupree, Jr.        and Trustee



/s/ William A. Combs, Jr.  Trustee                                              Oct 3, 1997
------------------------                                                        -----------
William A. Combs, Jr.


                           Trustee
------------------------                                                        -----------
Robert L. Maddox


/s/ William S. Patterson   Trustee                                              Oct 3, 1997
------------------------                                                        -----------
William S. Patterson
